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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                August 20, 1997


                  American Real Estate Investment Corporation
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            (Exact name of registrant as specified in its charter)




      Maryland                        1-12514                      84-1246585
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(State or other jurisdiction        Commission                    (IRS Employer
of incorporation)                  File Number)              Identification No.)


               1670 Broadway, Suite 3350, Denver, Colorado 80202
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                   (Address of principal executive offices)


       Registrant's telephone number, including area code: 303-869-4700
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On August 20, 1997, the Registrant and its operating partnership, American
Real Estate Investment, L.P. (the "Operating Partnership") entered into agreements with a group of investors (the "Investors") whereby the Investors will contribute cash, real estate properties and other assets to the Registrant and the Operating Partnership and in exchange the Investors will receive shares of common stock, par value $0.001 per share, of the Registrant and units of interest (the "LP Units") in the Operating Partnership, each valued at $11.00 per share of common stock or LP Unit. The transactions are subject to the approval of the Registrant's shareholders, among other closing conditions.

     A copy of the Registrant's press release dated August 21, 1997 is attached hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial statement of businesses acquired.

               Not applicable.

     (b) Pro forma financial information.

               Not applicable.

     (c)  Exhibits.

                (i) Press release dated August 21, 1997;

               (ii) Master Investment Agreement (the "Master Agreement") dated August 20, 1997 by and between the Registrant, American Real Estate Investment,
L.P. (the "Operating Partnership"), the McBride Entities (as further identified in the Master Agreement), the FLIP Shareholders (as further identified in the Master Agreement), Jeffrey Kelter, Penn Square Properties, Inc., and Hudson Bay Partners, L.P. (to be filed by amendment);

              (iii) Stock Purchaser Agreement dated August 20, 1997 between the Registrant and Hudson Bay Partners, L.P. (to be filed by amendment);

               (iv) Management Contribution Agreement dated August 20, 1997 between the Registrant, the Operating Partnership, Jeffrey Kelter and Penn Square Properties, Inc. (to be filed by amendment);

                (v) McBride Contribution Agreement between the Registrant, the
Operating Partnership and the parties identified on the signature page of the agreement (to be filed by amendment); and
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               (vi) Agreement and Plan of Merger among the Registrant, Fairlawn
Industrial Park, Inc. and the parties identified on the signature page of the agreement (to be filed by amendment).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    American Real Estate
                                     Investment Corporation


                                    By:  /s/ Rick A. Burger
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                                         Rick A. Burger, Treasurer

Dated:   August 21, 1997


Enclosure